PACE® Select Advisors Trust

April 14, 2023

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2022, as supplemented.

Includes:

•  PACE® Large Co Value Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for a series (the "fund") of PACE Select Advisors Trust (the "Trust").

This supplement updates certain information regarding the investment subadvisory arrangements for PACE® Large Co Value Equity Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Pzena Investment Management, LLC ("Pzena") as subadvisor to the fund, effective as of the close of business on April 14, 2023. In addition, at the recommendation of UBS AM, the Board has appointed Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") to serve as a new subadvisor to the fund. Hotchkis & Wiley assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on April 14, 2023.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Pzena Investment Management, LLC" or "Pzena" as a subadvisor to PACE Large Co Value Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Management process" on page 38 of the Multi-Class Prospectus, on page 41 of the Class P Prospectus and on page 37 of the Class P2 Prospectus is revised by adding the following as the last bullet point under the fourth paragraph of that section:

A "diversified value" strategy in which the subadvisor seeks to invest in equity securities of large capitalization companies that it considers to be undervalued.

ZS-1221

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" beginning on page 39 of the Multi-Class Prospectus, beginning on page 42 of the Class P Prospectus and beginning on page 38 of the Class P2 Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley"), assumed day-to-day management of the fund's assets on April 14, 2023.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 40 of the Multi-Class Prospectus, on page 43 of the Class P Prospectus and on page 39 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Wellington, Artisan Partners and Hotchkis & Wiley serve as the fund's subadvisors.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 40 of the Multi-Class Prospectus, on page 43 of the Class P Prospectus and on page 39 of the Class P2 Prospectus is revised by adding the following as the last bullet point of that section:

•  Hotchkis & Wiley—George H. Davis, Jr., Executive Chairman and Portfolio Manager, Scott McBride, CFA, Chief Executive Officer and Portfolio Manager, and Judd Peters, CFA, Portfolio Manager, have been portfolio managers of the fund since April 2023.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-captioned "Management process" beginning on page 95 of the Multi-Class Prospectus, beginning on page 99 of the Class P Prospectus and beginning on page 93 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") currently serve as the fund's subadvisors.

The same section of the Prospectuses is revised by inserting the following as the third and fourth to last paragraphs of the section:

In managing its portion of the fund's assets, Hotchkis & Wiley seeks to invest in equity securities of large capitalization companies that it considers to be undervalued, and in particular, companies whose future prospects it believes are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, Hotchkis & Wiley does not employ predetermined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate's specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification.

Hotchkis & Wiley's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The team supplements its research with data from third-party ESG research providers to assess ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Hotchkis & Wiley's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 159 of the Multi-Class Prospectus, on page 160 of the Class P Prospectus and on page 149 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph with the following:

Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") serve as subadvisors for PACE Large Co Value Equity Investments.

The same section of the Prospectuses is revised by inserting the following as the final paragraphs of the sub-section:

Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. As of February 28, 2023, Hotchkis & Wiley managed approximately $30.0 billion in assets. Hotchkis & Wiley was founded in 1980 by John Hotchkis and George Wiley and is an independently owned investment advisory firm.

George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis & Wiley, has worked in investment management since 1983 and has been with Hotchkis & Wiley since 1988.

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley, has worked in investment management since joining Hotchkis & Wiley in 2001 and has managed investment portfolios since 2004.

Judd Peters, CFA, Portfolio Manager of Hotchkis & Wiley, has worked in investment management since joining Hotchkis & Wiley in 1999 and has managed investment portfolios since 2003.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Value Equity Investments" on page 10 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Value Equity Investments" on page 98 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Wellington Management Company LLP ("Wellington"), Artisan Partners Limited Partnership ("Artisan Partners") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley"), UBS AM (not the fund) pays each of Wellington, Artisan Partners and Hotchkis & Wiley a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by inserting the following as the final sentence of the last paragraph of that section:

Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 124 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Wellington Management Company LLP, Artisan Partners Limited Partnership and Hotchkis and Wiley Capital Management, LLC.

The same section of the SAI is revised by inserting the following as the final sub-section of that section:

Hotchkis and Wiley Capital Management, LLC. Generally, Hotchkis & Wiley will vote or abstain from voting (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the fund in such manner as Hotchkis & Wiley deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that Hotchkis & Wiley may consider what would be in the fund's best interest. In the event that any proxies raise a conflict of interest, a member of the Proxy Oversight Committee will review Hotchkis & Wiley's proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest. Hotchkis & Wiley may determine not to vote proxies in respect of securities of any issuer (i) if Hotchkis & Wiley determines that it would be in the fund's overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the fund, (b) voting the fund's proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the fund's economic interests; (ii) if Hotchkis & Wiley does not receive adequate information from the fund's custodian or proxy vendor in sufficient time to cast the vote; or (iii) if the security is no longer held in the fund's portfolios by the proxy meeting date. Non-US proxies (and particularly those in emerging markets) may involve a number of restrictions preventing Hotchkis & Wiley's ability to vote. Hotchkis & Wiley will vote such proxies to the extent it is feasible to do so. To support the proxy voting effort, Hotchkis & Wiley has engaged ISS for proxy research and proxy voting administration to help facilitate its process.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Wellington Management Company LLP and Artisan Partners Limited Partnership" beginning on page 187 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Wellington Management Company LLP, Artisan Partners Limited Partnership and Hotchkis and Wiley Capital Management, LLC

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

Hotchkis and Wiley Capital Management, LLC.

Hotchkis & Wiley uses a team approach in managing its portion of the fund's portfolio. George Davis, Jr., Scott McBride and Judd Peters are the portfolio managers primarily responsible for the day-to-day management of the fund. The following table provides information relating to other accounts managed by the portfolio managers as of February 28, 2023:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	23	11	50
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	3
Assets Managed (in billions)	$18.97	$2.34	$6.80
Assets Managed with Performance-Based Advisory Fees (in billions)	$11.89	$0.049	$0.697

Potential Conflicts of Interest. Hotchkis & Wiley's portion of the fund is managed by Hotchkis & Wiley's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis & Wiley's discretionary clients may receive prices that are more favorable than those received by a client of a program sponsor or vice versa. Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley's other business activities and Hotchkis & Wiley's possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may be used in servicing any or all of Hotchkis & Wiley's clients (including model portfolio delivery clients) across all of the firm's investment strategies, and may benefit certain accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's code of conduct.

Compensation. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis & Wiley's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis & Wiley's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the fund own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley's profits.

Investment professionals may also receive contributions under Hotchkis & Wiley's profit sharing/401(k) plan.

Ownership of fund shares. As of February 28, 2023, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.